                                                                    Exhibit 10.3



December 19, 2001


Mr. Ype Von Hengst
Silver Diner, Inc.
11806 Rockville Pike
Rockville, Maryland 20852

Re:  Silver Diner Stock Options
     --------------------------

Dear Mr. Von Hengst:

         You are the holder of options (the "Existing Stock Options") to purchase shares of common stock of Silver Diner, Inc. (the "Company") as set forth in Exhibit A attached hereto. The exercise price or prices of your Existing Stock Options are higher than the current market value of the Company's common stock. To address this issue, the Company and you have agreed to the following:

         1. You will surrender those of your Existing Stock Options as you shall indicate by writing "yes" in the box(es) provided in the right hand column of the table on Exhibit A attached hereto.

         2. In exchange for such cancellation, the Company agrees to grant to you, on July 31, 2002, provided you are then associated with the Company, new options to purchase the Company's common stock (the "New Stock Options"). The New Stock Options will (i) be for the same number of shares of stock as Existing Stock Options that you surrender for cancellation, (ii) vest on the same dates as the Existing Stock Options that you surrender for cancellation, (iii) be exercisable at a price equal to market value of the Company's common stock on July 31, 2002.

         3. In addition, you shall have the right at any time prior to July 31, 2002, to elect to delay until February 1, 2003 issuance of a portion of the New Stock Options so as to comply with the $100,000 federal tax requirement referred to on Exhibit A hereto for incentive stock options.

         I am pleased that the Company has been able to work out this arrangement with you. Please sign below to confirm our agreement.

                                           Sincerely,



                                           /s/ Robert T. Giaimo
                                           -----------------------------------
                                           Robert T. Giaimo, President

         The undersigned hereby agrees that the Existing Stock Options held by the undersigned, as indicated on Exhibit A by the undersigned, are hereby surrendered for cancellation.

         The undersigned further agrees to accept the New Stock Options to be granted on July 31, 2002, and to be bound by the terms of the New Stock Option Agreement which the Company will sign and deliver to you promptly after July 31, 2002. The New Stock Option Agreement will be in the form attached hereto as Exhibit B, with the blanks filled in for the date, the number of shares covered, the exercise price, and the exercise dates.

         Please sign below and complete Exhibit A and return this letter together with Exhibit A to Mr. Noland Montgomery via fax at 202-857-6395, with the original to follow by mail to the address below, on or before December 28, 2001:

         Mr. Noland Montgomery
         C/o Arent Fox
         1050 Connecticut Avenue, N.W.
         Washington, D.C.  20036-5339

/s/ Ype Von Hengst
--------------------------------

                                                                       Exhibit A
                                                                       ---------

                                 Ype Von Hengst

                             1996 Stock Option Plan

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      Write "yes" or
         Shares                                                                                       "no" in each
       subject to                                                                                     box to indicate
         option                                                                                       whether you
    (all options are                                                                                  wish to cancel
     incentive stock         Exercise             Vesting                           Expiration        the options
       options)(*)             Price             Schedule          Grant Date         Date            indicated
-----------------------------------------------------------------------------------------------------------------------

150,000                    $1.125         15,000 (10%) vested       12/29/97         12/28/07          YES
                                          at 12/29/97, 20% to
                                          vest at 12/29/98, 20%
                                          at 12/29/99, 20% at
                                          12/29/00 and 30% at
                                          12/29/01 /1/
-----------------------------------------------------------------------------------------------------------------------

55,000                     $0.625         100% at 12/31/05 /2/      12/15/98         12/14/08          YES

-----------------------------------------------------------------------------------------------------------------------
150,000                    $1.00          20% to vest at            12/08/99         12/07/09          YES
                                          1/1/2000, 20% at
                                          1/1/2001, 20% at
                                          1/1/2002, 20% at
                                          1/1/2003 and 20% at
                                          1/1/2004
-----------------------------------------------------------------------------------------------------------------------
TOTAL ALL OPTIONS:
355,000

-----------------------------------------------------------------------------------------------------------------------

(*) To qualify as incentive stock options, the aggregate exercise prices of the options that first become exercisable in any one calendar year may not exceed $100,000, with any additional options being deemed non-qualifying options. Thus, a market price of more than $.34 will result in a portion of the options being deemed non-qualified. The exact number of non-qualified options will equal the market price of the shares times 355,000 less $100,000 divided by the market price at July 31, 2001.


-----------------------------
/1/ An additional 18% of options vest when the market price of the shares is greater than $5.00 per share, $7.50 per share and $10 per share, with the options vesting 100% when the market price is greater than $12.00 per share. Note that vesting schedule has been adjusted to incorporate revisions adopted by the Board of Directors at its meeting held 12/15/98.

/2/ Option vests earlier if certain performance goals are met, as set forth in Stock Option Plan Agreement.

                                                                       Exhibit B



      (Exhibit B omitted from this Exhibit -- see Exhibit B to Exhibit 10.1 for form of Stock Option Plan Agreement)